UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 9, 2024
NuScale Power Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39736	98-1588588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 NE Circle Blvd., Suite 200 Corvallis, OR		97330
(Address of principal executive offices)		(Zip Code)
(971) 371-1592
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SMR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SMR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.                                     ☐

Item 1.01.    Entry into a Material Definitive Agreement
On October 3, 2024, NuScale Power OVS, LLC, a subsidiary of NuScale Power Corporation (the “Company”), entered into Task Order No. R1MA-P2-OFS-90-K200 (the “Task Order”) with Fluor Transworld Services Inc. for the supply of services in connection with its small modular reactor project in Romania. Fluor Transworld Services Inc. is a subsidiary of Fluor Enterprises, Inc., which is a related party of the Company.
The Task Order was signed under Master Services Agreement No. C1-1220-73352, dated January 25, 2021, between Fluor Enterprises, Inc. and NuScale Power, LLC. Subject to the terms and conditions of the Task Order, NuScale Power OVS will provide certain Front-End Engineering and Design (FEED) Services for the RoPower Nuclear S.A. Doicesti project in Romania.
The foregoing description of the Task Order does not purport to be complete and is qualified in its entirety by reference to the full text of the Task Order, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.
10.1[1,2]	Task Order No.: R1MA-P2-OFS-90-K200, dated October 3, between the Company and Fluor Transworld Services, Inc., - (portions of this exhibit have been omitted)
104	Cover Page Interactive Data File (formatted as Inline XBRL).
1    Filed herewith.
2     Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuScale Power Corporation

Date: October 9, 2024	By:	/s/ Andrea Lachenmayr
	Name:	Andrea Lachenmayr
	Title:	Interim General Counsel